UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : July 7, 2021

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ALLIED SECURITY INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-26604	23-2770048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 South Lake Ave, Suit 300 Pasadena, CA 91101

(Address of principal executive offices) (Zip Code)

909-331-8899

Registrant’s telephone number, including area code

500 S. Australian Ave., West Palm Beach, FL 33401

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A		N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On July 7, 2021, Mr. David He resigned from all officer and director positions with the corporation and the Board of Directors and Officer positions were filled.

The following table sets forth certain information regarding our directors and executive officers, currently and as proposed:

Executive directors:

Mr. Guoyang Liang

Mr. Guowen Liang

Ms. Huizhen Wu

Officers:

Mr. Guoyang Liang - President and CEO

Mr. Guowen Liang - Vice President

Ms. Caren D. Currier - CFO

Ms. Yanrong Liu - COO

Ms. Li Jin - Office Manager

Independent directors:

Ms. Li Jin

Ms. Yanrong Liu

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Security Innovations, Inc.

Dated: July 19, 2021	By:	/s/ Guoyang Liang
	Name:	Guoyang Liang
	Title:	Chief Executive Officer and President

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